                                                                    Exhibit 99.8


                         PRO FORMA FINANCIAL STATEMENTS

     The accompanying pro forma financial statements have been prepared to reflect the following transactions:

     - The contribution to us by our parent of all of its 50% interest in Citrus Corp;

     - The distribution, by us, of $295 million of cash and $305 million of intercompany receivables to our parent; and

     - The issuance of $400 million of senior notes, the proceeds from which will be used, in part, to pay the cash distribution.

     The historical financial statements for which these pro forma financial statements have been prepared include the consolidated balance sheets of Southern Natural Gas Company ("SNG") and Citrus Corp. as of September 30, 2002, and December 31, 2001, as well as the income statements for the nine months ended September 30, 2002 and 2001, and for the years ended December 31, 2001 and 2000. These pro forma statements are unaudited. The pro forma balance sheet of SNG as of September 30, 2002, was derived from the balance sheet presented in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 and the balance sheet of SNG as of December 31, 2001 was derived from our 2001 Annual Report on Form 10-K. These balance sheets reflect the transactions discussed above as though they occurred on the balance sheet date. We derived the income statements of SNG for the nine months ended September 30, 2002 and 2001, from our Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, and the income statements of SNG for the years ended December 31, 2001 and 2000, from our 2001 Annual Report on Form 10-K. These income statements include the impacts of the above transactions as though they occurred on January 1, 2000.

     These pro forma financial statements were prepared under rules established by the Securities and Exchange Commission in Article 11 of Regulation S-X. You should not assume that these pro forma financial statements are indicative of future results or the results we would have achieved had the transactions occurred at the dates presented.

     You should read these pro forma financial statements in conjunction with the historical financial statements of SNG included in our 2001 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2002. The pro forma adjustments we have made in these statements require us to use estimates and assumptions based on currently available information, which include estimates of income taxes (where we assumed a statutory rate for all periods) and interest rates (where we assumed a fixed rate of 9.5 percent for all periods). We believe our estimates and assumptions are reasonable, and that the significant effects of the transactions discussed above have been properly reflected in these pro forma financial statements. Actual results may differ from the estimates and assumptions used.

                          SOUTHERN NATURAL GAS COMPANY

                      UNAUDITED PRO FORMA INCOME STATEMENT
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                                 (IN MILLIONS)

                                                            CITRUS         SNG
                                              SNG         PRO FORMA       CITRUS     PRO FORMA    PRO FORMA
                                           HISTORICAL   ADJUSTMENTS(A)   COMBINED   ADJUSTMENTS   COMBINED
                                           ----------   --------------   --------   -----------   ---------
Operating revenues.......................     $304           $--           $304        $ --         $304
                                              ----           ---           ----        ----         ----
Operating expenses
  Operation and maintenance..............      115            --            115          --          115
  Depreciation, depletion and
     amortization........................       34            --             34          --           34
  Taxes, other than income taxes.........       16            --             16          --           16
                                              ----           ---           ----        ----         ----
                                               165            --            165          --          165
                                              ----           ---           ----        ----         ----
Operating income.........................      139            --            139          --          139
Earnings from unconsolidated
  affiliates.............................        9            32             41          --           41
Other income, net........................        5            --              5          --            5
Non-affiliated interest and debt
  expense................................      (42)           --            (42)        (29)(b)      (71)
Affiliated interest income, net..........        6            --              6          (4)(c)        2
                                              ----           ---           ----        ----         ----
Income before income taxes...............      117            32            149         (33)         116
Income taxes.............................       44             2             46         (13)(d)       33
                                              ----           ---           ----        ----         ----
Income from continuing operations........     $ 73           $30           $103        $(20)        $ 83
                                              ====           ===           ====        ====         ====

 See the accompanying notes to these unaudited pro forma financial statements.

                          SOUTHERN NATURAL GAS COMPANY

                      UNAUDITED PRO FORMA INCOME STATEMENT
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                                 (IN MILLIONS)

                                                       CITRUS PRO       SNG
                                           SNG           FORMA         CITRUS     PRO FORMA    PRO FORMA
                                        HISTORICAL   ADJUSTMENTS(A)   COMBINED   ADJUSTMENTS   COMBINED
                                        ----------   --------------   --------   -----------   ---------
Operating revenues....................     $294           $--           $294        $ --         $294
                                           ----           ---           ----        ----         ----
Operating expenses
  Operation and maintenance...........      125            --            125          --          125
  Depreciation, depletion and
     amortization.....................       31            --             31          --           31
  Taxes, other than income taxes......       14            --             14          --           14
                                           ----           ---           ----        ----         ----
                                            170            --            170          --          170
                                           ----           ---           ----        ----         ----
Operating income                            124            --            124          --          124
Earnings from unconsolidated
  affiliates..........................       11            32             43          --           43
Other income, net.....................        7            --              7          --            7
Non-affiliated interest and debt
  expense.............................      (36)           --            (36)        (29)(b)      (65)
Affiliated interest income, net.......       14                           14          (4)(c)       10
                                           ----           ---           ----        ----         ----
Income before income taxes............      120            32            152         (33)         119
Income taxes..........................       47             2             49         (13)(d)       36
                                           ----           ---           ----        ----         ----
Income from continuing operations.....     $ 73           $30           $103        $(20)        $ 83
                                           ====           ===           ====        ====         ====

          See the accompanying notes to these unaudited pro forma financial statements.

                          SOUTHERN NATURAL GAS COMPANY

                      UNAUDITED PRO FORMA INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                                 (IN MILLIONS)

                                                           CITRUS         SNG
                                             SNG         PRO FORMA       CITRUS     PRO FORMA    PRO FORMA
                                          HISTORICAL   ADJUSTMENTS(A)   COMBINED   ADJUSTMENTS   COMBINED
                                          ----------   --------------   --------   -----------   ---------
Operating revenues......................     $402           $--          $ 402        $ --         $ 402
                                             ----           ---          -----        ----         -----
Operating expenses
  Operation and maintenance.............      163            --            163          --           163
  Depreciation, depletion and
     amortization.......................       42            --             42          --            42
  Taxes, other than income taxes........       19            --             19          --            19
                                             ----           ---          -----        ----         -----
                                              224            --            224          --           224
                                             ----           ---          -----        ----         -----
Operating income........................      178            --            178          --           178
Earnings from unconsolidated
  affiliates............................       14            41             55          --            55
Other income, net.......................       10            --             10          --            10
Non-affiliated interest and debt
  expense...............................      (48)           --            (48)        (38)(b)       (86)
Affiliated interest income, net.........       17                           17          (5)(c)        12
                                             ----           ---          -----        ----         -----
Income before income taxes..............      171            41            212         (43)          169
Income taxes............................       64             3             67         (17)(d)        50
                                             ----           ---          -----        ----         -----
Income from continuing operations.......     $107           $38          $ 145        $(26)        $ 119
                                             ====           ===          =====        ====         =====

 See the accompanying notes to these unaudited pro forma financial statements.

                          SOUTHERN NATURAL GAS COMPANY

                      UNAUDITED PRO FORMA INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                 (IN MILLIONS)

                                                         CITRUS         SNG
                                           SNG         PRO FORMA       CITRUS     PRO FORMA    PRO FORMA
                                        HISTORICAL   ADJUSTMENTS(A)   COMBINED   ADJUSTMENTS   COMBINED
                                        ----------   --------------   --------   -----------   ---------
Operating revenues....................     $404           $--           $404        $ --         $404
                                           ----           ---           ----        ----         ----
Operating expenses
  Operation and maintenance...........      178            --            178          --          178
  Depreciation, depletion and
     amortization.....................       33            --             33          --           33
  Taxes, other than income taxes......       20            --             20          --           20
                                           ----           ---           ----        ----         ----
                                            231            --            231          --          231
                                           ----           ---           ----        ----         ----
Operating income......................      173            --            173          --          173
Earnings from unconsolidated
  affiliates..........................       15            34             49          --           49
Other income, net.....................        5            --              5                        5
Non-affiliated interest and debt
  expense.............................      (38)           --            (38)        (38)(b)      (76)
Affiliated interest income, net.......        9            --              9          (5)(c)        4
                                           ----           ---           ----        ----         ----
Income before income taxes............      164            34            198         (43)         155
Income taxes..........................       64             3             67         (17)(d)       50
                                           ----           ---           ----        ----         ----
Income from continuing operations.....     $100           $31           $131        $(26)        $105
                                           ====           ===           ====        ====         ====

 See the accompanying notes to these unaudited pro forma financial statements.

                          SOUTHERN NATURAL GAS COMPANY

                       UNAUDITED PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 2002
                                 (IN MILLIONS)

                                                                 CITRUS         SNG
                                                   SNG         PRO FORMA       CITRUS     PRO FORMA    PRO FORMA
                                                HISTORICAL   ADJUSTMENTS(A)   COMBINED   ADJUSTMENTS   COMBINED
                                                ----------   --------------   --------   -----------   ---------
                                                     ASSETS
Current assets
  Cash and cash equivalents...................    $   --          $ --         $   --       $ 400(e)    $  105
                                                                                             (295)(f)
  Accounts and notes receivable, net..........       500            --            500        (305)(f)      195
  Other.......................................        14            --             14          --           14
                                                  ------          ----         ------       -----       ------
    Total current assets......................       514            --            514        (200)         314
                                                  ------          ----         ------       -----       ------
Property, plant and equipment, net............     1,470            --          1,470          --        1,470
                                                  ------          ----         ------       -----       ------
Other assets
  Investments in unconsolidated affiliates....       125           593            718          --          718
  Other.......................................        57            --             57          --           57
                                                  ------          ----         ------       -----       ------
    Total assets..............................    $2,166          $593         $2,759       $(200)      $2,559
                                                  ======          ====         ======       =====       ======

                                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payable............................    $   69          $ --         $   69       $  --       $   69
  Other.......................................        68            --             68          --           68
                                                  ------          ----         ------       -----       ------
    Total current liabilities.................       137            --            137          --          137
                                                  ------          ----         ------       -----       ------
Long-term debt................................       798            --            798         400 (e)    1,198
                                                  ------          ----         ------       -----       ------
Other liabilities
  Deferred income taxes.......................       195            19            214          --          214
  Other.......................................        36            --             36          --           36
                                                  ------          ----         ------       -----       ------
                                                     231            19            250          --          250
                                                  ------          ----         ------       -----       ------
Commitments and contingencies
Stockholders' equity
  Common stock................................        --            --             --          --           --
  Additional paid-in capital..................       105           236            341          --          341
  Accumulated other comprehensive income......        --            (9)            (9)         --           (9)
  Retained earnings...........................       895           347          1,242        (600)(f)      642
                                                  ------          ----         ------       -----       ------
    Total stockholders' equity................     1,000           574          1,574        (600)         974
                                                  ------          ----         ------       -----       ------
    Total liabilities and stockholders'
       equity.................................    $2,166          $593         $2,759       $(200)      $2,559
                                                  ======          ====         ======       =====       ======

 See the accompanying notes to these unaudited pro forma financial statements.

                          SOUTHERN NATURAL GAS COMPANY

                       UNAUDITED PRO FORMA BALANCE SHEET
                            AS OF DECEMBER 31, 2001
                                 (IN MILLIONS)

                                                             CITRUS         SNG
                                               SNG         PRO FORMA       CITRUS     PRO FORMA        PRO FORMA
                                            HISTORICAL   ADJUSTMENTS(A)   COMBINED   ADJUSTMENTS       COMBINED
                                            ----------   --------------   --------   -----------       ---------
                                                     ASSETS
Current assets
  Cash and cash equivalents...............    $   --          $ --         $   --       $ 400 (e)       $  105
                                                                                         (295)(f)
  Accounts and notes receivable, net......       443            --            443        (305)(f)          138
  Other...................................        13            --             13          --               13
                                              ------          ----         ------       -----           ------
       Total current assets...............       456            --            456        (200)             256
                                              ------          ----         ------       -----           ------
Property, plant and equipment, net........     1,338            --          1,338          --            1,338
                                              ------          ----         ------       -----           ------
Other assets
  Investments in unconsolidated
    affiliates............................       116           511            627          --              627
  Other...................................        54            --             54          --               54
                                              ------          ----         ------       -----           ------
       Total assets.......................    $1,964          $511         $2,475       $(200)          $2,275
                                              ======          ====         ======       =====           ======

                                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payable........................    $   47          $ --         $   47       $  --           $   47
  Current maturities of long-term debt....       200            --            200          --              200
  Other...................................        77            --             77          --               77
                                              ------          ----         ------       -----           ------
       Total current liabilities..........       324            --            324          --              324
                                              ------          ----         ------       -----           ------
Long-term debt............................       499            --            499         400(e)           899
                                              ------          ----         ------       -----           ------
Other liabilities
  Deferred income taxes...................       169            17            186          --              186
  Other...................................        45            --             45          --               45
                                              ------          ----         ------       -----           ------
                                                 214            17            231          --              231
                                              ------          ----         ------       -----           ------
Commitments and contingencies
Stockholders' equity
  Common stock............................        --            --             --          --               --
  Additional paid-in capital..............       105           236            341          --              341
  Accumulated other comprehensive
    income................................        --            (3)            (3)         --               (3)
  Retained earnings.......................       822           261          1,083        (600)(f)          483
                                              ------          ----         ------       -----           ------
       Total stockholders' equity.........       927           494          1,421        (600)             821
                                              ------          ----         ------       -----           ------
       Total liabilities and stockholders'
         equity...........................    $1,964          $511         $2,475       $(200)          $2,275
                                              ======          ====         ======       =====           ======

 See the accompanying notes to these unaudited pro forma financial statements.

                          SOUTHERN NATURAL GAS COMPANY

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

a. This column reflects the impact of the contribution to us by our parent of all of its 50% interest in Citrus Corp.

b. To record an increase in interest expense associated with the issuance of $400 million senior notes, using an estimated interest rate of 9.5%. If the interest rate were to increase or decrease by 1/8th of one percent, the impact on our pro forma interest expense would be less than $1 million.

c. To record the impact on affiliated interest income of the distribution of $305 million of affiliated receivables that occurred as part of the transaction. The assumed interest rate on these amounts for all periods was 1.8%.

d. To record income taxes at the statutory income tax rate of approximately 39 percent.

e. To record the receipt of $400 million from the issuance of the senior notes. Transaction fees of approximately $10 million will be paid from the gross proceeds and have not been reflected in these pro forma financial statements.

f. To record the distribution of $600 million, which was comprised of $295 million in cash and $305 million in intercompany receivables, to our parent.